Supplement to Safeco Deferred Variable Annuity Account Prospectus
                        Supplement dated August 31, 2004
                         to Prospectus dated May 1, 1998

             The disclosure set forth below replaces the information
               found in the prospectus and any prior supplements.


Effective September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company and Safeco Securities, Inc. changed its name to Symetra Securities, Inc. Accordingly, all references to "Safeco Life Insurance Company" and "Safeco Securities, Inc." should be replaced with references to "Symetra Life Insurance Company" and "Symetra Securities, Inc." respectively. This name change may be subject to state regulatory approval, and your state may not have approved the name change as of September 1, 2004. See your contract or contact us for more information.

Our internet address has also changed. If you would like more information about the Safeco Deferred Variable Annuity Account Prospectus as well as other products and financial services offered by Symetra Life Insurance companies, you can reach us on the Internet at http://www.symetra.com.


The section titled SAFECO LIFE INSURANCE COMPANY on Page 5 is replaced by the following:

SYMETRA LIFE INSURANCE COMPANY

Symetra Life Insurance Company was incorporated as a stock life insurance company under Washington law on January 23, 1957 under the name Safeco Life Insurance Company. On September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company. We provide individual and group life, accident and health insurance, and annuity products and are licensed to do business in the District of Columbia and all states except New York.

On or about August 2, 2004, Symetra Financial Corporation, (formerly Occum Acquisition Corp.) a holding company formed by a group of investors led by White Mountains Insurance Group, Ltd. and Berkshire Hathaway Inc., became the owner of Safeco Life. This change of ownership will have no effect on your rights as a contract owner.



        Supplement to Safeco Deferred Variable Annuity Account Prospectus
                       Statement of Additional Information
                        Supplement dated August 31, 2004
                            to SAI dated May 1, 1998

             The disclosure set forth below replaces the information found in the statement of additional information and any prior supplements.




The first two paragraphs of the section titled INTRODUCTION on Page 3 are replaced by the following:


SYMETRA LIFE INSURANCE COMPANY

Effective September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company and Safeco Securities, Inc. changed its name to Symetra Securities, Inc. Accordingly, all references to "Safeco Life Insurance Company" and "Safeco Securities, Inc." should be replaced with references to "Symetra Life Insurance Company" and "Symetra Securities, Inc." respectively.

DISTRIBUTION OF THE CONTRACTS

The contracts are offered on a continuous basis exclusively through broker-dealers who have entered into selling agreements with Symetra Securities, Inc. (formerly Safeco Securities, Inc.). As of August 2, 2004, Symetra Securities, Inc. and Symetra Life Insurance Company (formerly Safeco Life Insurance Company) are wholly owned subsidiaries of Symetra Financial Corporation, a holding company whose subsidiaries are engaged primarily in insurance and financial services businesses.